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                                                                   Exhibit 23.2


                         INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in this Registration Statement of Internet America, Inc. ("the Company") on Form S-8 of our report dated August 12, 1998, appearing in the Company's Registration Statement on Form SB-2 (No. 333- 59527).

                                            /s/ Deloitte & Touche LLP



Dallas, Texas
February 8, 1999